SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 21, 1998

             PaineWebber Equity Partners Two Limited Partnership
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Virginia                       0-15705                      04-2918819
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                 (IRS Employer
        of incorporation          File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Asbury Commons - Atlanta, Georgia

   Disposition Date - December 21, 1998

      On December 21, 1998, Atlanta Asbury Partnership, a joint venture in which Paine Webber Equity Partners Two Limited Partnership ("the Partnership") has an interest, sold the property known as the Asbury Commons Apartments located in Atlanta, Georgia, to an unrelated third party, Thomas Briar Creek, L.L.C., a Georgia limited liability company, for $13.345 million. The Partnership received net proceeds of approximately $5,613,000 after deducting closing costs of approximately $291,000, closing proration adjustments of approximately $90,000, the repayment of the existing mortgage note of approximately $6,598,000, accrued interest of approximately $10,000 and a prepayment penalty of approximately $743,000. The Partnership received 100% of the net sale proceeds in accordance with the terms of the joint venture agreement. Despite incurring a sizable prepayment penalty on the repayment of the outstanding first mortgage loan, management believed that a current sale of the Asbury Commons property was in the best interests of the Limited Partners due to the exceptionally strong market conditions that exist at the present time and which resulted in a very favorable sale price.

      As reported in the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 1998, the Partnership had selected a regional real estate firm with a strong background in selling apartment properties to market the Asbury Commons property for sale. Sales materials were finalized and an extensive marketing campaign began in September 1998. As a result of these sale efforts, seven offers were received. After completing an evaluation of these offers and the relative strength of the prospective purchasers, the Partnership and its co-venture partner selected an offer and negotiated a purchase and sale agreement. A purchase and sale agreement was signed on November 9, 1998, and the buyer made a deposit of $250,000. After the completion of the buyer's due diligence, the transaction closed as described above on December 21, 1998. The Partnership plans to distribute the net proceeds from the sale of the Asbury Commons property, along with the regular quarterly distribution for the quarter ended December 31, 1998, on February 15, 1999.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

   (1)Purchase and Sale Agreement by and between Atlanta Asbury Partnership and Don A. Thomas, dated November 9, 1998.

   (2)Reinstatement and First Amendment To Purchase and Sale Agreement by and between Atlanta Asbury Partnership and Don A. Thomas, dated November 24, 1998.

   (3)Warranty Deed between Atlanta Asbury Partnership and Thomas Briar Creek, L.L.C., dated December 21, 1998.

   (4)Bill of Sale by Atlanta Asbury Partnership to Thomas Briar Creek, L.L.C., dated December 21, 1998.

   (5)Quit Claim Deed between Atlanta Asbury Partnership and Thomas Briar Creek, L.L.C., dated December 21, 1998.

   (6)Assignment  of  Tenant  Leases and  Assumption   Agreement  by and between
      Atlanta Asbury Partnership and Thomas Briar Creek, L.L.C., dated December 21, 1998

   (7)Assignment of Contracts and Assumption Agreement by and between Atlanta Asbury Partnership and Thomas Briar Creek, L.L.C., dated December 21, 1998.

   (8)Closing Statement between Thomas Briar Creek, L.L.C. and Atlanta Asbury Partnership, dated December 21, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PAINEWEBBER EQUITY PARTNERS
                           TWO LIMITED PARTNERSHIP
                           -----------------------
                                 (Registrant)


                              By: Second Equity Partners, Inc.
                                  -----------------------------
                                  Managing General Partner

                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  January 5, 1999

                           PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
                          ATLANTA ASBURY PARTNERSHIP

                                       AND
                              DON A. THOMAS (BUYER)



                                ASBURY COMMONS
                                DUNWOODY, GEORGIA

                                TABLE OF CONTENTS


                                                                           Page

ARTICLE 1.....................................................................1
      DEFINITIONS.............................................................1

ARTICLE 2.....................................................................4
      PURCHASE AND SALE.......................................................4

ARTICLE 3.....................................................................4
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS....................................4

ARTICLE 4.....................................................................7
      PRECLOSING OPERATION....................................................7

ARTICLE 5.....................................................................8
      ACCESS, INSPECTION, DILIGENCE...........................................8

ARTICLE 6....................................................................13
      TITLE AND SURVEY.......................................................13

ARTICLE 7....................................................................14
      CONDITIONS PRECEDENT AND CLOSING.......................................14

ARTICLE 8....................................................................18
      CASUALTY AND CONDEMNATION..............................................18

ARTICLE 9....................................................................19
      BROKERAGE COMMISSIONS..................................................19

ARTICLE 10...................................................................20
      DEFAULT, TERMINATION AND REMEDIES......................................20

ARTICLE 11...................................................................21
      REPRESENTATIONS AND WARRANTIES.........................................21

ARTICLE 12...................................................................24
      MISCELLANEOUS..........................................................24

ARTICLE 13...................................................................28
      IRS FORM 1099-S DESIGNATION............................................28

ARTICLE 14...................................................................28
      1031 EXCHANGE..........................................................28

ARTICLE 15...................................................................29
      STATE SPECIFIC REQUIREMENTS............................................29

LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - PERSONAL PROPERTY
EXHIBIT C - PROPERTY CONTRACTS
EXHIBIT D - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT E - RENT ROLL
EXHIBIT F - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT G - BILL OF SALE
EXHIBIT H - ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT
EXHIBIT I - ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT
EXHIBIT J - 1099 DESIGNATION AGREEMENT

                           PURCHASE AND SALE AGREEMENT

                                 Asbury Commons


      THIS PURCHASE AND SALE AGREEMENT (this Agreement) is entered into as of the 9th day of November, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:            Don A. Thomas
-----

Deposit:          See Section 3.1
-------

Documents:        The documents listed on Schedule 1 attached hereto and no
---------         other documents.

Environmental
Requirements:     All laws, ordinances, statutes, codes, rules,
------------      regulations, agreements, judgments, orders and decrees now or hereafter enacted, promulgated, or amended, of the United
                  States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property, the Real Property or the use of the Real
                  Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:  See Section 3.1
---------------

Hazardous
Substances:       Any  substance  which  is or  contains:  (i)  any
----------        hazardous  substance  as now or  hereafter  defined in Section
                  101(14)   of   the   Comprehensive   Environmental   Response,
                  Compensation, and Liability Act of 1980, as amended (42 U.S.C.
                  Section  9601 et seq.) or any  regulations  promulgated  under
                  CERCLA;  (ii) any hazardous waste as now or hereafter  defined in the  Recourse  Conservation  and  Recovery  Act (42  U.S.C.
                  Section 6901 et seq.) or regulations  promulgated  under RCRA;
                  (iii) any substance  regulated by the Toxic Substances Control
                  Act (15 U.S.C.  Section 2601 et. seq.); (iv) gasoline,  diesel
                  fuel  or  other  petroleum  hydrocarbons;   (v)  asbestos  and
                  asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls; (vii) radon gas;
                  and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property. Hazardous
                  Materials shall include, without limitation, any substance, the presence of which on the Real Property: (A) requires reporting, investigation or remediation under Environmental
                  Requirements; (B) causes or threatens to cause a nuisance on the Real Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:     All buildings, structures and other improvements
------------      situated upon the Land and all fixtures, systems and
                  facilities owned by Seller and located on the Land.

Intangible
Property:         Subject to the following  sentence,  all of Sellers
---------         right, title and interest, if any, in all intangible assets of any nature relating to the Land, the Improvements or the Personal Property, including, without limitation, all of Sellers right, title and interest in all (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, and (iii) all plans and specifications, in each case to the extent that Seller may legally transfer the same. Any Seller claims, causes of action and suits against any third parties shall be explicitly excluded from the definition of Intangible Property.

Land:             All of the land described on Exhibit A attached hereto,
----              together with all privileges, rights, easements, and
                  appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:           All of Sellers rights in all leases and other
-------           occupancy agreements covering any portion of the Land or
                  Improvements.

Personal
Property:         All furniture,  carpeting,  appliances,  equipment,
--------          machinery,  inventories,  supplies,  signs and other  tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the Personal Property listed on Exhibit B attached hereto. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:         The Real Property, the Personal Property, the Leases, the
--------          Tenant Deposits, the Intangible Property and the Property
                  Contracts known as Asbury Commons, located in Dunwoody, Georgia.

Property
Contracts:        All of Sellers  rights,  if any, in the  contracts listed on
---------         Exhibit C attached hereto, being all service, supply and
                  equipment  rental,  management,   operating  and  leasing
                  contracts  affecting  the  Property,  to the  extent  that (i)
                  Seller is  entitled to  transfer  the same to Buyer,  and (ii)
                  Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:   $13,245,000
--------------

Real Property:    The Land and the Improvements.
-------------

Seller:           Atlanta Asbury Partnership, a Georgia general partnership.
-------

Tenant Deposits:  Sellers rights to unapplied security deposits under the
---------------   Leases.

Title Company:    Chicago Title Insurance Company
-------------


                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.


                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Deposit. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company
(hereinafter the Escrow Agent) the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) (the Deposit) to secure Buyers obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit together with the Additional Deposit defined in Section 7.3 hereof, if any, and all interest accrued on the Deposit and the Additional Deposit (collectively, the Escrowed Amount) shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit
D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in Section 3.2(c) below.

      3.2 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount (the Cash Balance).

      3.3 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property
(i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys and consultants fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.4 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Income and Expense Proration. Collected rents for the then current and any future period, security deposits which have not been previously applied by Seller, prepaid rentals, and all expenses and other charges in connection with the operation of the Property shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits to tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain, or if transferred to Buyer, receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts.

            (a) All rentals and other tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided that Buyer shall proceed in a commercially reasonable manner consistent with Buyers customary practice for tenants owing past due rent to it to collect such uncollected rents from existing tenants listed on the rent roll; provided that Buyer shall not be obligated to commence suit against any tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Closing Date. Buyer shall not settle or release (i) tenants from any obligations for such uncollected rents or
      (ii) rights under any claims listed in Section 3.6(b) below, in each case, without Sellers prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall agree not to commence suit against tenants listed on the rent roll for obligations owed to it unless Buyer fails to fulfill its obligations under this Section 3.6(a).

            (b) Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Closing Date.

      3.7 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the closing Date.

      3.8   Closing Costs.

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, (ii) 50% of the escrow fees of the Escrow Agent, and (iii) all state transfer taxes.

            (b) Buyer shall pay or reimburse Seller, if applicable for the following: (i) 50% of the escrow fees of the Escrow Agent, (ii) charges to record the deed, and evidence of Buyers existence or authority, (iii) Buyers legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyers inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports, (v) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an owners title policy, and (vi) all costs allocable to preparation of the survey not to exceed Five Thousand Dollars ($5,000.00), provided, however, that Seller shall be responsible for any costs associated with any items to be included on the Survey other than those on the Survey as it is delivered by Seller pursuant to Section 6.1.

            (c) All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.


                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the Rent Roll) containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Sellers existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than one (1) year (with respect to residential Leases only), and (iii) on the Sellers current standard form of lease.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing. As of Closing, all vacant units shall have a full compliment of appliances in good working condition and otherwise be in the condition consistent with the Sellers historic practices regarding vacant apartments being offered for lease at the Property. For the purposes of the preceding sentence, full compliment shall mean a refrigerator, a stove, a dishwasher, a garbage disposal and, if applicable, an individual air conditioning unit.

      4.3 Property Contracts. Seller shall make promptly after the date hereof copies of the Property Contracts available at the office of the Sellers property manager or at some other location designated by Seller for Buyer to review and photocopy at Buyers sole cost. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyers election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate. Notwithstanding the foregoing, Sellers existing management contract and exclusive brokerage contract for the Property shall be terminated by Seller effective as of the Closing Date.

      4.4 Sale of Property. Seller hereby covenants and agrees that as long as this Agreement has not been terminated, Seller shall not sell, convey or transfer the Property to another buyer, other than Buyer or Buyers nominee as provided for herein.


                                    ARTICLE 5

                          ACCESS, INSPECTION, DILIGENCE

      5.1 Access/Purchasers Responsibilities/Purchasers Indemnity.

            (a) From the date hereof through the Diligence Date (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Sellers prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Sellers prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make the Documents available at the office of Sellers property manager or at some other location designated by Seller to Buyer or Buyers agents during normal business hours for review and copying at Buyers expense upon advance written notice to Seller from the date hereof through the Diligence Date.

            (b) Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyers rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyers organization, except in accordance with the confidentiality standards set forth in Section 5.4 herein.

            (c) Buyer will indemnify, defend, and hold Seller and its property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys fees incurred by Seller as a result of the entry upon or inspections, tests or investigations of the Property conducted by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

            (d) Buyer acknowledges and agrees that the Documents are made available to Buyer for informational purposes only and do not constitute representations or warranties of Seller or its agents, employees or representatives of any kind as to the truth, accuracy or completeness of the Documents or the source(s) thereof. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents, and is providing the Documents solely as an accommodation to Buyer.

      5.2 Diligence. Subject to Section 5.1, above, Buyer shall promptly commence and actively pursue the following due diligence items:

            (a)   Review title and survey matters;

            (b)   Review Property Contracts;

            (c)   Obtain and review engineering reports;

            (d) Obtain and review environmental reports on oil, hazardous waste, and asbestos;

            (e) Review applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents; and

            (f) Review all Leases affecting the Property.

      Buyer shall complete its due diligence on or before November 23, 1998 (the Diligence Date). Notwithstanding any other term or provision herein to the contrary, in the event that Buyers due diligence shall reveal any matters which are not acceptable to Buyer, in Buyers sole discretion, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer (less One Hundred Dollars ($100.00) which shall be paid to Seller as independent consideration for this Agreement which independent consideration is in addition to and independent of any other consideration or payment provided for in this Agreement and shall be retained by Seller in all instances) and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS SECTION 5.3 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE DILIGENCE DATE ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.3   Copies of Reports/Return of Documents.

            (a) As additional consideration for the transaction contemplated herein, Buyer shall promptly deliver to Seller copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or Hazardous Substances contamination of the Property and all other materials obtained in connection with Buyers diligence, which reports, tests and studies shall be addressed to both Buyer and Seller at no cost to Seller, provided, however, that Buyer shall have no obligation to cause any such tests or studies to be performed on the Property. If such reports, tests or studies indicate the existence or reasonable potential existence of any environmental, hazardous waste or Hazardous Substance contamination of any portion of the Property, Seller may terminate this Agreement by giving written notice to Buyer within ten
      (10) business days after Buyer provides Seller with copies of such reports, tests or studies. Upon such termination, in accordance with paragraphs (b) and (c) below, the Escrowed Amount shall be promptly returned to Buyer and neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except those obligations arising under provisions of this Agreement which are expressly intended to survive termination.

            (b) If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents copied by or delivered to Buyer or Buyers agents, representatives or designees by Seller or Sellers agents, representatives or employees pursuant to this Agreement.

            (c) The return of the Escrowed Amount to Buyer under this Agreement shall be contingent upon Buyers fulfillment of its obligations under
      Section 5.4(a) and (b).

      5.4 Confidentiality. Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller to Buyer which is not generally known by the public regarding Sellers operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.5 Buyer's Acknowledgment. BUYER ACKNOWLEDGES THAT AS OF THE DILIGENCE DATE IT HAS HAD AN OPPORTUNITY TO CONDUCT DILIGENCE ON THE PROPERTY AND IS ACQUIRING THE PROPERTY IN ITS CURRENT CONDITION BASED ON ITS DILIGENCE. BUYER FURTHER ACKNOWLEDGES THAT NEITHER SELLER NOR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PROPERTY OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS ON, IN, UNDER OR WITHIN THE PROPERTY OR A PORTION THEREOF WHICH SURVIVE CLOSING HEREUNDER. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER AS IS, WITH ALL FAULTS, AND SUBSTANTIALLY IN ITS CURRENT CONDITION. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED HEREIN, NEITHER THE SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) OR INFORMATION SUPPLIED TO BUYER WITH RESPECT THERETO. FURTHER, THE SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND
REGULATIONS. IN PARTICULAR, THE BUYER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED TO BUYER BY SELLER WITH RESPECT TO THE PROPERTY UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM THE SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED HEREIN); AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE CLOSING.

      5.6 Buyer's Release of Seller. SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE TOXIC, HAZARDOUS, UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER.

                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Title and Survey. Promptly following the execution of this Agreement, Seller shall deliver to Buyer, at Buyers sole cost and expense:

            (a) A current ALTA as-built survey of the Real Property or an update of Sellers survey (the Survey); and

            (b) A commitment for an ALTA Owners Policy of Title Insurance from the Escrow Agent (the Title Commitment).

      If the Survey or matters listed as exceptions in the Title Commitment are not satisfactory to Buyer, Buyer shall, no later than five (5) business days before the Diligence Date, provide Seller with written notice of such objections (the Title Objections). Seller, at its sole cost and expense shall have the right, but not the obligation, to cure or remove any Title Objections and shall give Buyer written notice no later than two (2) business days prior to the Diligence Date, identifying those Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided, however, that Seller shall not be obligated to incur any costs or expenses in excess of $10,000 in connection with any such cure undertaken by Seller. Notwithstanding the foregoing sentence to the contrary, Seller shall cause to be removed any exception in the Title Commitment in connection with the mortgage of the Property from Seller to Pitney Bowes Real Estate Financing Corporation, securing financing in the original principal amount of $4,107,087.68 and in connection with the mortgage of the Property from Seller to The Prudential Insurance Company of America, securing financing in the principal amount of $7,000,000.00. If there are Title Objections which Seller is unable or unwilling to cure by the Diligence Date, Buyer may terminate this Agreement as provided in Section 5.3, above or waive such objections which Seller is not willing or able to cure and proceed to closing. Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to this Section 6.1 or (ii) are waived because Seller is unwilling or unable to cure shall be the Permitted Exceptions.

      6.2 Deed. On the Closing Date, Seller shall convey by good and sufficient warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which arise after the Diligence Date which are agreed upon or consented to by Buyer;

            (d) The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (e) All matters shown on Schedule B of the Title Commitment and which Seller has not agreed to cure pursuant to Section 6.1, above;

            (f)   The Permitted Exceptions;

            (g)   Any matters shown on the Survey; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Sellers obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

                                    ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyers obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Closing, to extend the Closing Date for a period of up to thirty (30) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term Closing Date as used herein shall mean the date set forth in such written notice from Seller. If Buyers conditions as set forth in this Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid) then Buyer shall have the right, in addition to the rights provided pursuant to Section 10.1 herein, to terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Agent to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Sellers obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to Sellers right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the Closing) shall occur through an escrow closing arrangement as described in Schedule F attached hereto on December 29, 1998, subject to postponement by Buyer up to thirty (30) days upon five (5) days advance written notice by Buyer and simultaneous deposit by Buyer of One Hundred Thousand Dollars ($100,000.00) (the Additional Deposit) to be held by the Escrow Agent with the Deposit pursuant to Section 3.1, (the Closing Date), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. It is agreed that time is of the essence in this Agreement.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered:

            (a) A duly executed and acknowledged warranty deed conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer in the form of Exhibit G attached hereto and incorporated herein;

            (c) Two duly executed assignments and assumptions of the Leases and Tenant Deposits in the form of Exhibit H attached hereto and incorporated herein (the Assignment of Leases);

            (d) Two duly executed assignments and assumptions of Property Contracts being assumed in the form of Exhibit I attached hereto and incorporated herein (the Assignment of Contracts);

            (e) Three duly executed 1099 Designation Agreements as provided for in Article 13 (the Designation Agreements);

            (f) A certificate or certificates of non-foreign status from Seller;

            (g) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanics or materialmen's liens, brokers liens and parties in possession from Buyers title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request;

            (h) An updated Rent Roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            (i) Such other instruments as Buyer or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (j) A duly executed counterpart original of the closing statement (such closing statement may be faxed) setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            (k) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (l) Originals or, where unavailable, copies of all Property Contracts, Leases (with all amendments and modifications thereto), operating information, permits, warranties and financial information about the Property in Sellers possession or control relating to the Property;

            (m) All keys to all locks on the Property and similar items, to the extent in Sellers possession; and

      7.5 Buyers Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyers authority to purchase the Property;

            (c)   Two Assignment of Leases;

            (d)   Two Assignment of Contracts;

            (e)   Three Designation Agreements;

            (f) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (g) A duly executed counterpart original of the closing statement (such closing statement may be faxed) setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (h) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (i) Acknowledgment by Buyer of Buyers receipt from Seller of the Tenant Deposits; and

            (j) Executed  counterparts of any other documents  listed in Section
      7.4 required to be signed by Buyer.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Buyer pursuant to Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, less the amount of any deductible of Seller under any insurance to the extent not already expended by Seller to restore the Property, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration to the extent the same have not already been excepted from the reduction of the Purchase Price as provided in this Section; or

            (b) if any portion of the Improvements suffers damage in excess of $1,500,000 from fire or any other casualty which Seller, in its sole option, elects not to repair, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 Condemnation. If any substantial portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an Eminent Domain Taking), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Sellers notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.

                                    ARTICLE 9

                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than the Apartment Group (the Seller's Broker). Seller agrees to pay all commissions, payments and fees due to the Sellers Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys fees) arising from any claims for brokerage or finders fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyers behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys fees) arising from any claims for brokerage or finders fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Seller or on Sellers behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.


                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller shall have failed in any material respect adverse to Buyer as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date or Seller defaults in its obligation to close hereunder, Buyer shall have (i) the right to terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse except as explicitly provided herein or (ii) the right to take any and all legal actions necessary to compel the Sellers specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed to satisfy and waive any other remedy). Buyer agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for payment of the Escrowed Amount. IN NO EVENT SHALL SELLER, ITS DIRECT OR
INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Escrow Agent to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyers and Sellers reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyers default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. Except as set forth in the preceding sentence and except with regard to a suit or claim of the Buyer regarding the liquidated damages, Seller waives any right to sue Buyer for damages.


                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyers Representations and Warranties. Buyer represents and warrants to Seller that:

            (a) Buyer has the financial ability to pay the Purchase Price by (i) tendering the Cash Balance, and performing the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyers assets is bound;

            (c)   Buyer is not in any way affiliated with Seller;

            (d) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of Georgia, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer,

            (e) Buyer is not seeking or entertaining the purchase of any real property other than the Property in connection with the Buyers, or Thomas Briar Creek LLC's, proposed Internal Revenue Code Section 1031 tax deferred exchange to be effectuated with proceeds from the sale of Briar Creek Apts.

      As a condition precedent to Sellers obligation to close the purchase and sale transaction contemplated in this Agreement, Buyers representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2 Sellers Representations and Warranties. Seller represents and warrants to Buyer that:

            (a) Seller is a general partnership existing under the laws of the State of Georgia.

            (b) Seller has full right, power and authority and is duly authorized to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

      Seller reserves the right to update the representations and warranties made by it herein. All of Sellers representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Property Conveyed AS IS. (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLERS WARRANTY OF TITLE SET FORTH IN THE DEED TO BE DELIVERED AT CLOSING),
(II)  ENVIRONMENTAL  MATTERS  RELATING TO THE  PROPERTY OR ANY PORTION  THEREOF,
(III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOLID REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES AS DEFINED HEREIN IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLERS OR ITS PROPERTY MANAGERS SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER
REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYERS CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYERS INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY AS IS, WHERE IS, WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE AS IS NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.

                                 --------------
                                Buyer's Initials

                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the Lenders consent to or the timing of the Closing, Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer. Unless Buyer gives written notice otherwise to Seller a minimum of fifteen (15) days prior to Closing, Buyer shall be deemed to have elected to have Briar Creek LLC, a limited liability company controlled by Buyer, accept title to the Property at Closing. No designation of a nominee to receive title, including, without limitation, Briar Creek LLC, shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) when telecopied if telecopied during regular business hours, or
(iv) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            Atlanta Asbury Partnership
            c/o PaineWebber Properties Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA 02110
            Attn: Peter Sullivan, Vice President
            Facsimile: (617) 345-8752

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.
            Facsimile: (617) 227-8591

      (2) If to Buyer:

            Don A. Thomas
            c/o Thomas Companies
            3101 Towercreek Parkway
            Suite 560
            Atlanta, GA 30339
            Facsimile: (770) 953-6579


      with a copy to:

            James B. Jordan
            Sutherland Asbill & Brennan, LLP
            999 Peachtree Street, N.E.
            Atlanta, GA 30309-3996
            Facsimile: (404) 853-8806

      (3) If to the Escrow Agent:

            Chicago Title Insurance Company
            171 North Clark Street
            Chicago, Illinois 60601-3294
            Attention: Valerie Faust
            Facsimile:  (312) 223-5800

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyers assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Sellers partners or any of their successors.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyers residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Sellers and Buyers counsel and delivered to Buyer on or before five (5) days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Survival. In order that Seller may liquidate after the Closing without having to maintain reserves as a result of any continuing obligations hereunder and notwithstanding any provision in this Agreement to the contrary all obligations of the Seller which survey the Closing shall only survive until the earlier of (i) the dissolution of the Seller during the normal course of business or (ii) six (6) months.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Exhibit J at or prior to the Closing to designate the Escrow Agent (the Designee) as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the IRS) on IRS Form 1099-S; (2) to provide the
Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

                                   ARTICLE 14

                                  1031 EXCHANGE

      Buyer may acquire the Property as part of an Internal Revenue Code Section 1031 tax deferred exchange for the benefit of Buyer. Seller agrees to reasonably assist and cooperate in such exchange at no cost, expense or liability to Seller and Seller further agrees to execute any and all documents (subject to the reasonable approval of Sellers legal counsel) as are reasonably necessary in connection with such exchange. Buyer may be assigning all contract rights and obligations hereunder to a qualified intermediary as that term is defined in the Internal Revenue Code and relevant Treasury regulations. As part of such exchange, Buyer shall acquire the Property and Seller shall not be obligated to acquire, convey or sell any other property as part of such exchange. No permitted assignment hereunder shall relieve Buyer of liability hereunder.

      Seller may sell the Real  Property  as part of an  Internal  Revenue  Code
Section 1031 tax deferred exchange for the benefit of Seller. Buyer agrees to assist and cooperate in such exchange at no cost, expense or liability to Buyer and Buyer further agrees to execute any and all documents (subject to the reasonable approval of Buyers legal counsel) as is reasonably necessary in connection with such exchange. Seller may be assigning all contract rights and obligations hereunder to a qualified intermediatory as that term is defined in the Internal Revenue Code and relevant Treasury Regulations. As part of such Exchange, Seller shall sell the Property and Buyer shall not be obligated to acquire, convey or sell any other property as part of such exchange. No permitted assignment hereunder shall relieve Buyer of any liability hereunder.

      Buyer shall not seek or entertain the purchase of any real property other than the Property in connection with the Buyers, or Thomas Briar Creek LLC's, proposed Internal Revenue Code Section 1031 tax deferred exchange to be effectuated with proceeds from the sale of Briar Creek Apts.

                                   ARTICLE 15

                           STATE SPECIFIC REQUIREMENTS

      Seller shall furnish to Buyer at Closing an affidavit as to Georgia residency as contemplated by O.C.G.A. Section 48-7-128(a), however, failure to furnish such an affidavit shall not be a default hereunder. If Seller is unable to provide such an affidavit, Escrow Agent shall withhold from the Purchase Price the amount required under O.C.G.A. Section 48-7-128 and shall remit such amount to the Georgia Department of Revenue.

              [The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              SELLER:

                           Atlanta Asbury Partnership

                              By: PaineWebber Equity Partners Two Limited Partnership, a Virginia limited partnership, its general partner

                                    By:   Second Equity Partners, Inc., a
                                          Delaware corporation, its managing
                                          general partner


                                          By: /s/ Peter F. Sullivan
                                              ----------------------
                                              Name:  Peter F. Sullivan
                                              Title:   Vice President


                              By: Second Equity Partners, Inc., a Delaware corporation, its general partner


                                          By: /s/ Peter F. Sullivan
                                              ----------------------
                                              Name:  Peter F. Sullivan
                                              Title:  Vice President


                              BUYER:


                              By: /s/ Don Thomas
                                  --------------
                                  Name: Don Thomas
                                  Title:  President

       REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

      This REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "First Amendment") is made this 24th day of November 1998, by and between ATLANTA ASBURY PARTNERSHIP, a Georgia general partnership ("Seller"), and DON A. THOMAS, an individual resident of Georgia ("Buyer").

                           STATEMENT OF BACKGROUND

      1. Seller and Buyer entered into that certain Purchase and Sale Agreement ("Sale Agreement') dated as of November 9, 1998, for the purchase and sale of certain improved real property lying and being in DeKalb County, Georgia (the "Property").

      2. On November 23, 1998, Buyer terminated the Sale Agreement pursuant to the terms thereof.

      3. Buyer and Seller desire to reinstate the Sale Agreement and amend certain terms and provisions of the Sale Agreement in accordance with the terms and provisions hereof.

                                  AGREEMENT

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/1000 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

      1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Sale Agreement.

      2. The Sale Agreement shall be reinstated and its terms and conditions, except as amended hereby, shall be in full force and effort.

      3. The Diligence Date shall be changed from November 23, 1998, to November 30, 1998, solely with respect to the environmental matters described herein. Buyer acknowledges that it has completed all of its due diligence examinations and inspections pursuant to Sections 5.2 and 6.1 of the Sale Agreement, except for soil and environmental testing limited to the "Bury Pit", as shown on that certain survey of Asbury Commons dated November 9, 1998, by Fister & Associates, Inc. (Job # 980057). If, on or before the Diligence Date, Buyer determines for any reason that it is not satisfied with the environmental condition of such Bury Pit or Buyer believes that such environmental condition will hinder its ability to obtain an acquisition loan, Buyer may terminate the Sale Agreement and receive a full refund of the Deposit, less $100 which shall be disbursed to Seller as independent consideration for entering into the Sale Agreement.

      4.  The   Purchase   Price  shall  be  changed  from   $13,245,000.00   to
$13,345,000.00. Buyer agrees to pay at Closing any increase in the transfer tax resulting from such increase in the Purchase Price.

      5. With reference to Section 7.5(g) of the Sale Agreement, the Section is deleted in its entirety and replaced with the following:

      "(g) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic's or materialmen's liens, broker's liens (except as to Buyer's broker, as hereinafter defined) and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably require."

      6. With reference to Section 7.3 of the Sale Agreement, the date of December 29, 1998 in the first sentence of Section 7.3 is hereby deleted and replaced with January 7, 1999.

      7. Article 9 of the Sale Agreement is deleted in its entirety and replaced by the following:

                                  ARTICLE 9

                            BROKERAGE COMMISSIONS


            Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by the Agreement other than the Apartment Group (the "Seller's Broker") and Stasis Realty Corporation (the "Buyer's
            Broker"). Seller shall pay Buyer's Broker a commission equal to $100,000.00 at Closing. Seller shall pay Buyer's Broker a commission equal to $100,000.00 at Closing. Seller agrees to pay all commissions, payments and fees due to the Seller's Broker at Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including, without limitation, reasonable attorney's fees or other similar fees, including, without limitation, any claim by Buyer's Broker, in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including, without limitation, reasonable attorney's fees and costs) arising from any claims for brokerage or finder's fees, commissions or similar fees, including, without limitation, any claim made by Sellers' Broker, in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder."

      8. Section 12.1 of the Sale Agreement is amended by replacing all instances of the words "Briar Creek L.L.C." in Section 12.1 of the Sale Agreement with the words "Thomas Briar Creek L.L.C."

      9. Buyer and Seller hereby rarify and confirm the terms of the Sale Agreement, as amended hereby.

      10. This First Amendment may be executed in multiple counterparts, any one of which shall be deemed an original and all of which taken together shall constitute an original hereof.

      IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment under seal on the date set forth above.

                              BUYER:


                            /s/ Don A. Thomas [Seal]
                                -------------
                                Don A. Thomas


                              SELLER:

                           ATLANTA ASBURY PARTNERSHIP

                              By:  PaineWebber Equity Partners Two Limited
                                   Partnership, a Virginia limited partnership,
                                   its general partner,

                                 By:  Second Equity Partners, Inc., a Delaware
                                     Corporation, its managing general partner

                                     By:  /s/ Peter F. Sullivan
                                          ---------------------
                                          Peter Sullivan, Vice President


                                 By: Second Equity Partners, Inc., a Delaware corporation, its general partner

                                    By:  /s/ Peter F. Sullivan
                                         ---------------------
                                         Peter Sullivan, Vice President

                                     [Seal]

                                  WARRANTY DEED

STATE OF MASSACHUSETTS, COUNTY OF SUFFOLK

      THIS INDENTURE, made as of the 21st day of December, in the year one thousand nine hundred ninety eight, between

            ATLANTA ASBURY PARTNERSHIP, a Georgia general partnership

as party of the first part, hereinafter called Grantor, and

            THOMAS BRIAR CREEK, L.L.C., a Georgia limited liability company as party of the second part, hereinafter called Grantee (the words Grantor and Grantee to include their respective heirs, successors and assigns where the context request or permits).

      WITNESSETH that: Grantor, for and in consideration of other good and valuable considerations and the sum of Ten and no/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee,

            All that tract or parcel of land lying and being in Land Lots 353 and 354, 18th District, DeKalb County, Georgia, and being more particularly described on Exhibit A attached hereto and incorporated herein by this reference.

            This conveyance is made subject to those matters set forth on Exhibit B attached hereto and incorporated herein by this reference.

      TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

      AND THE SAID Grantor will warrant and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons whomsoever.

      IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year written below.

                                        Atlanta Asbury Partnership, a
                                        Georgia general partnership

                                            By: PaineWebber Equity Partners
                                                Two Limited Partnership, a
                                                Virginia limited partnership,
                                                its partner

                                                By: Second Equity Partners,
                                                    Inc., a Delaware
                                                    corporation, its general
                                                    partner

                                                    By:  /s/ Peter F. Sullivan
                                                         ---------------------
                                                          Peter Sullivan
                                                          Vice President

                                            By: Second Equity Partners, Inc.,
                                                a Delaware corporation, its
                                                partner

                                                By: /s/ Peter F. Sullivan
                                                    ---------------------
                                                    Peter Sullivan
                                                    Vice President

                                    EXHIBIT A


ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 353 and 354 of the 18th District, DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at an iron pin found on the southwesterly right-of-way line of Barclay Drive (being a 60 foot right-of-way), said point being a distance of 532.8 feet northwesterly as measured along said southwesterly right-of-way line from its intersection with the northerly right-of-way line of Peachford Road (being a 60-foot right-of-way); running thence north 44 degrees 2 minutes west, a distance of 196 feet to an iron pin found; running thence south 62 degrees 35 minutes west, a distance of 808.4 feet to an iron pin set; running thence south 39 degrees 21 minutes 30 seconds east, a distance of 493 feet to an iron pin set; running thence north 38 degrees 44 minutes east, a distance of 210.90 feet to an point; running thence north 32 degrees 37 minutes 38 seconds east, a distance of 365.57 feet to an iron pin found; running thence north 81 degrees 16 minutes east, a distance of 72.56 feet to an iron pin found; running thence north 47 degrees 24 minutes east, a distance of 190.74 feet to an iron pin found on the southwesterly right-of-way line of Barclay Drive and the POINT OF BEGINNING. Said property contains 5.870 acres, as shown on that certain plat of survey for Asbury Commons/Summit Limited Partnership, prepared by August S. Giometti, Georgia Registered Land Surveyor No. 1125, of A.S. Giometti & Associates, Inc., dated February 26, 1988.

TOGETHER WITH easements contained in that certain Easement Agreement dated April 24, 1986, by and between Commonwealth Exchange Place Limited Partnership, a Georgia limited partnership, and Columbia Dunwoody, Ltd., a Georgia limited partnership; recorded in Deed Book 5461, Page 690, DeKalb
County, Georgia Records.

AND ALSO TOGETHER WITH easements contained in that certain Easement Agreement dated March 17, 1988, by and between Commonwealth Exchange Place Limited Partnership, a Georgia limited partnership, and Asbury Commons/Summit Limited Partnership, a North Carolina limited partnership, recorded in Deed Book 6103, Page 354, DeKalb County, Georgia Records.

                                  EXHIBIT B

                          Permitted Title Exceptions




1. Ad valorem taxes and assessments for the year 1999 and thereafter, not yet due and payable, and those taxes and special assessments which are not shown as existing liens by the public records.

2. All matters of record as of the date hereof.

3. All matters disclosed on that certain as-built survey prepared for Asbury Commons, delineated by Hill-Fister Engineers, Inc., certified by James Robert Fister, Georgia RLS No. 1821, dated November 20, 1998.

4. Rights of tenants in possession under unrecorded written leases.

                                 Bill of Sale

      FOR VALUABLE CONSIDERATION, Atlanta Asbury Partnership, a Georgia general partnership, (Seller), hereby sells and conveys on this 21st day of December, 1998, to Thomas Briar Creek, L.L.C., a Georgia limited liability company, the nominee of Don A. Thomas, (Buyer), the following personal property located on the real estate as described on Exhibit A attached hereto (the Real Property):

                  As set forth on Exhibit B attached hereto,

subject to personal property taxes not yet due and payable.

      This Bill of Sale shall bind and benefit Buyer and its successors and assigns.

             [The remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned has duly executed this Bill of Sale.

                                     SELLER:

                                    Atlanta Asbury Partnership, a Georgia
                                    general partnership

                                    By:    PaineWebber Equity Partners Two
                                           Limited Partnership, a Virginia
                                           limited partnership, its partner


                                           By:  Second Equity Partners, Inc.,
                                                Delaware corporation, its
                                                managing general partner

                                           By: /s/ Peter F. Sullivan
                                               ---------------------
                                               Peter Sullivan
                                               Vice President

                                    By:    Second Equity Partners, Inc., a
                                           Delaware corporation, its general
                                           partner

                                       By: /s/ Peter F. Sullivan
                                           ---------------------
                                            Peter Sullivan
                                            Vice President

                                    EXHIBIT A

                             Property Description
                                (See Attached)

                                    EXHIBIT B

All furniture, carpeting, appliances, equipment, machinery, inventories, supplies, signs and other tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the items listed below (the Personal Property). Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

                                (See Attached)

                                QUITCLAIM DEED

STATE OF MASSACHUSETTS, COUNTY OF SUFFOLK


      THIS INDENTURE, made as of the 21st day of December, in the year one thousand nine hundred ninety eight, between

      ATLANTA ASBURY PARTNERSHIP, a Georgia General Partnership

as party of the first part, hereinafter called Grantor, and

      THOMAS BRIAR CREEK, L.L.C., a Georgia limited liability company as party of the second part, hereinafter called Grantee (the words Grantor and Grantee to include their respective heirs, successors and assigns where the context requires or permits).

      WITNESSETH that: Grantor, for and in consideration of other good and valuable considerations and the sum of One and no/100 ($1.00) DOLLAR in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, by these presents does hereby remise, convey and forever QUITCLAIM unto the said Grantee,

      All that tract or parcel of land lying and being in Land Lots 353 and 354, 18th District, DeKalb County, Georgia, and being more particularly described on Exhibit A attached hereto and incorporated herein by this reference.

      This Deed is executed and delivered by Grantor to Grantee for the sole purpose of conveying all of Grantors right, title and interest in and to the above described property; any and all Transfer Tax due and payable in conjunction with such conveyance having been paid in connection with that certain Warranty Deed of even date herewith from Grantor to Grantee recorded in Deed Book ______, Page ______, DeKalb County, Georgia, Records.

      TO HAVE AND TO HOLD the said described premises to Grantee, so that neither Grantor nor any person or persons claiming under Grantor shall at any time, by any means or ways, have, claim or demand any right or title to said premises or appurtenances, or any rights thereof.


                        [Signatures are on the next page]

IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year written below.


                                        Atlanta Asbury Partnership, a
                                        Georgia general partnership


                                            By: PaineWebber Equity Partners
                                                Two Limited Partnership, a
                                                Virginia limited partnership,
                                                its partner

                                                By: Second Equity Partners,
                                                    Inc., a Delaware
                                                    corporation, its general
                                                    partner

                                                    By: /s/ Peter F. Sullivan
                                                        ---------------------
                                                        Peter Sullivan
                                                        Vice President


                                            By: Second Equity Partners, Inc.,
                                                a Delaware corporation, its
                                                partner

                                                By: /s/ Peter F. Sullivan
                                                    --------------------
                                                    Peter Sullivan
                                                    Vice President

             ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT OF TENANT LEASES AND ASSUMPTION AGREEMENT (the Assignment) is executed and delivered on this 21st day of December, 1998, by and between Atlanta Asbury Partnership, a Georgia general partnership (Assignor) and Thomas Briar Creek, L.L.C., a Georgia limited liability company, the nominee of Don A. Thomas, (Assignee).

                                   WITNESSETH:

      Assignor has heretofore entered into certain tenant leases with tenants covering space in the buildings located on those certain tracts of land situated in Dunwoody, Georgia, (the Property), as more particularly described on Exhibit A attached hereto and made a part hereof.

      Assignee desires to acquire from Assignor, and Assignor desires to sell and assign to Assignee, the Lessors interest in all leases of the Property without recourse.

      NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants herein set forth, together with the sum of Ten Dollars ($10.00) and other good and valuable consideration this day paid and delivered by Assignee to Assignor, the receipt and sufficiency of which by Assignor are hereby confessed and acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER unto Assignee, without recourse, all of the leases listed on Exhibit B attached hereto (the Leases), and all of the rights, benefits, and privileges of the lessor thereunder (all such properties, rights, and interests, subject as aforesaid, being hereinafter collectively called the Assigned Leases), including the security deposits under the Leases as set forth in
Schedule 1 attached hereto.

      Such assignment of the Assigned Leases by Assignor to Assignee is made on the following terms and conditions:

      1. By its acceptance of the Assigned Leases, Assignee assumes and agrees to perform all of the terms, covenants, and conditions of the Assigned Leases on the part of the lessor therein required to be performed, including, but not limited to, the obligation to repay in accordance with the terms of the Assigned Leases to the lessees thereunder any security and prepaid rental deposits and agrees to indemnify, defend, save, and hold harmless Assignor from and against any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorneys fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases arising out of or relating to Assignees failure to perform any of the obligations of the lessor under the Assigned Leases. Assignee shall not have any recourse against Assignor for any and all loss, expense, liability, claims, or causes of action including without limitation reasonable attorneys fees and court costs, existing in favor of or asserted by the lessees under the Assigned Leases.

      2. The Assignee hereby acknowledges the receipt of all security deposits under the Leases as set forth in Schedule 1 attached hereto.

      3. This Assignment shall be governed by the law of the State of Georgia and all of the covenants, terms, and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The obligations pursuant to this Assignment shall survive the delivery of the deed for the Property by Assignor to Assignee.

      4. This Assignment may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment.


                                    ASSIGNOR:

                                    Atlanta Asbury Partnership, a
                                    Georgia general partnership

                                    By: PaineWebber Equity Partners Two
                                        Limited Partnership, a Virginia limited
                                        partnership, its partner


                                    By: Second Equity Partners, Inc.,
                                        a Delaware corporation, its general
                                        partner


                                         By: /s/ Peter F. Sullivan
                                             ---------------------
                                             Peter Sullivan
                                             Vice President

                                    By: Second Equity Partners, Inc., a
                                        Delaware corporation, its partner

                                       By: /s/ Peter F. Sullivan
                                           ---------------------
                                           Peter Sullivan
                                           Vice President

IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment.

                                    ASSIGNEE:

                                    Thomas Briar Creek, L.L.C., a Georgia
                                    limited liability company

                                 By: Rockdale Holdings, Inc., a Georgia
                                     Witness corporation, its manager


                                    By:  /s/ Don A. Thomas
                                         -----------------
                                         Don A. Thomas
                                         President

                             ASSIGNMENT OF CONTRACTS
                            AND ASSUMPTION AGREEMENT

      This ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT (this Agreement) is made and entered into this 21st day of December, 1998, by and between Atlanta Asbury Partnership, a Georgia general partnership (Assignor), and Thomas Briar Creek, L.L.C., a Georgia limited liability company, the nominee of Don A. Thomas, (Assignee).

                                   WITNESSETH:

      1. Assignor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to that certain Purchase and Sale Agreement dated as of November 9, 1998, as affected by the Reinstatement and First Amendment dated November 24, 1998, between Assignor and Don A. Thomas (as so amended, the Purchase Agreement) regarding the sale of certain property known as Asbury Commons, Dunwoody, Georgia (the Property) does hereby sell, transfer, assign, convey, sign over and deliver to Assignee, as the nominee of Don A. Thomas, without recourse, all right, title and interest of the Assignor in, to and under all of the contracts listed on Exhibit A attached hereto, and made a part hereof and all amendments, extensions and renewals thereof (the Contracts).

      Assignee hereby accepts the foregoing assignment by Assignor and assumes all obligations of Assignor under the Contracts.

      2. Assignee shall indemnify, defend and hold Assignor harmless and free and clear against, and reimburse Assignor for any damage, loss, cost, expense (including reasonable attorneys fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts. Assignee shall not have recourse to Assignor for any damage, loss, cost, expense (including reasonable attorneys fees), claim, liability, obligation or debt resulting from, arising out of or in any way related to (i) any obligations or liabilities of Assignor under the Contracts; and (ii) performance to be made by the Assignor under the Contracts.

      3. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. The obligations pursuant to this Agreement shall survive the Closing (as defined in the Purchase Agreement).

      4. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both the Assignor and Assignee are not signatory to the same counterpart.

      IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.

ASSIGNOR:                     Atlanta Asbury Partnership, a Georgia general
                              partnership

                              By: PaineWebber Equity Partners Two Limited Partnership, a Virginia limited partnership, its partner

                                    By:   Second Equity Partners, Inc., a
                                          Delaware corporation, its managing
                                          general partner


                                          By: /s/ Peter F. Sullivan
                                              ---------------------
                                             Peter Sullivan
                                             Vice President

                              By: Second Equity Partners, Inc., a Delaware corporation, its partner

                                    By: /s/ Peter F. Sullivan
                                        ---------------------
                                        Peter Sullivan
                                        Vice President

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF this Agreement has been executed as of the date first above written.


ASSIGNEE:                     Thomas Briar Creek, L.L.C., a Georgia limited
                              liability company

                              By: Rockdale Holdings, Inc., a Georgia
                                  corporation, its manager


                                    By:  /s/ Don A. Thomas
                                         -----------------
                                         Don A. Thomas
                                         President

                              CLOSING STATEMENT



PURCHASER:              THOMAS BRIAR CREEK, L.L.C., a Georgia limited
                        liability Company

SELLER: ATLANTA ASBURY PARTNERSHIP, a Georgia general partnership

PURCHASER'S
QUALIFIED
INTERMEDIARY:           SOUTHLAND TITLE AGENCY, INC.

ACQUISITION
LENDER;                 INVESTMENT PROPERTY MORTGAGE, L.L.C.

DATE:                   DECEMBER 21, 1998

PROPERTY:               ASBURY COMMONS APARTMENTS, DEKALB COUNTY,
                        GEORGIA



PURCHASE PRICE                                              $13,345,000.00

ADJUSTMENTS TO PURCHASE PRICE:

1. Purchaser's credit for deposit, plus interest                       POC

2. Purchaser's  share  of  1998  DeKalb  County
   Real  Estate  Taxes  (10/365  x $167,784.34)                  $4,596.83

3. Purchaser's  credit for December rents and
   other tenant  charges  received by
   Seller                                                      ($46,535.65)

4. Purchaser's  credit for prepaid  rents and
   other tenant  charges  received by Seller                    ($2,997.15)

5. Purchaser's credit for security deposits
   held by Seller                                              ($47,570.00)

6. Seller's credit for assumed contracts                         $1,829.95
                                                            --------------

ADJUSTED PURCHASE PRICE                                     $13,254,323.98
                                                            ==============

SELLER'S EXPENSES:

1. Seller's share of Transfer Tax (to DeKalb County)          $13,245.00

2. Seller's share of surveyor's fees (to Fiesta &
   Associates, Inc.)                                           $2,791.60

3. Brokerage Commission to Stasis Realty Corporation         $100,000.00

4. Brokerage Commission to the Apartment Group               $174,750.00

5. Demand of The Prudential Insurance Company
   (Loan Payoff)                                           $7,350,777.96
                                                           -------------

                        TOTAL                              $7,641,564.56
                                                           =============


PURCHASER'S EXPENSES:

1. Purchaser's share of Transfer Tax                             $100.00

2. Title search fees (to Womble, Carlyle,
   Sandridge & Rice)                                           $1,885.25

3. Title fees and premiums (to Slutzky,
   Wolfe & Bailey LLP)                                        $19,761.25

4. Legal fees to Sutherland, Asbill & Brennan LLP             $18,500.00

5. Legal fees to Schnader, Harrison Siegal & Lewis LLP         $2,750.00

6. Recording Fees                                                $250.00

7. Purchaser's share of surveyor's fees                      $  6,150.40
                                                             -----------

                        Total                                $ 49,396.90
                                                             ===========

                                   SUMMARY
                                   -------


      Seller's Summary                                              Purchaser's Summary
      ----------------                                              -------------------

Adjusted Purchase Price               $13,254,323.98             Adjusted Purchase Price            $13,254,323.98

Less:  Sellers' Expenses               (7,641,564.56)            Plus:  Purchaser's Expenses             49,396.90
                                      --------------                                                --------------
Net Cash to Seller                    $ 5,612,759.42             Total Due from Purchaser           $13,303,720.88
                                      ==============                                                ==============

                                                                 Less:  Net Loan Proceeds
                                                                        from Acquisition
                                                                        Lender                     $(10,287,528.42)

                                                                 Less:  Funds from Qualified
                                                                        Intermediary                $(2,572,231.22)

                                                                  Additional Equity Due
                                                                        from Purchaser                 $443,961.24
                                                                                                       ===========


Read and agreed to this 21 day of December, 1998

                              PURCHASER:


                              THOMAS BRIAR CREEK, L.L.C. a Georgia limited
                                liability company

                              By:  Rockdale Holdings, Inc., a Georgia
                                   corporation, its manager

                                    By: /s/ Don A. Thomas
                                        -----------------
                                        Don A. Thomas




                              SELLER:

                              ATLANTA ASBURY PARTNERSHIP, a Georgia
                              partnership

                              By:  PaineWebber Equity Partners Two Limited
                                   Partnership, a Virginia limited partnership,
                                   its general partner,

                                 By: Second Equity Partners, Inc., a Delaware Corporation, its managing general partner

                                     By:  /s/ Peter F. Sullivan
                                          ---------------------
                                         Peter F. Sullivan, Vice President

                              By: Second Equity Partners, Inc., a Delaware Corporation, its general partner

                                 By:  /s/ Peter F. Sullivan
                                      ---------------------
                                      Peter F. Sullivan, Vice President

                                     [Seal]